United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 17, 2023

Date of Report (Date of earliest event reported)

FORTUNE RISE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40990	86-1850747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13575 58th Street North, Suite 200 Clearwater, Florida	33760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 727-440-4603

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	FRLAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FRLA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FRLAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 17, 2023, the board of directors of Fortune Rise Acquisition Corporation, a Delaware corporation (the “Company”), approved the issuance of the following unsecured promissory notes (the “Notes”):

•	Unsecured promissory note dated November 23, 2022 in the principal amount of $50,000 to OriginClear, Inc., a Nevada corporation and an affiliate of the Company’s sponsor, Fortune Rise Sponsor, LLC, a Delaware limited liability company (the “Sponsor”);

•	Unsecured promissory note dated January 6, 2023 in the principal amount of $25,000 to Water On Demand, Inc., a Nevada corporation and an affiliate of the Company’s Sponsor (“WODI”);

•	Unsecured promissory note dated January 9, 2023 in the principal amount of $75,000 to WODI;

•	Unsecured promissory note dated February 15, 2023 in the principal amount of $106,920 to WODI;

•	Unsecured promissory note dated February 28, 2023 in the principal amount of $12,500 to WODI;

•	Unsecured promissory note dated February 28, 2023 in the principal amount of $8,500 to WODI;

•	Unsecured promissory note dated March 3, 2023 in the principal amount of $45,000 to WODI;

•	Unsecured promissory note dated March 8, 2023 in the principal amount of $12,500 to WODI;

•	Unsecured promissory note dated March 17, 2023 in the principal amount of $125,000 to WODI; and

•	Unsecured promissory note dated March 31, 2023 in the principal amount of $145,000 to WODI.

The Notes are non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of the Company’s initial business combination; and (ii) the date of the liquidation of the Company. The principal balance of each Note may be prepaid at any time, at the election of the Company. Each holder of the Notes has the right, but not the obligation, to convert its Note, in whole or in part, into private shares of the Class A common stock (the “Conversion Shares”) of the Company, as described in the prospectus of the Company (File Number 333-256511). The number of Conversion Shares to be received by the holder in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such holders by (y) $10.00.

Copies of the Notes are attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, and 99.10 to this Current Report on Form 8-K and are incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Notes.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure contained in Item 2.03 in this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuances of the Notes were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. No commissions were paid in connection with the issuance of the Notes.

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Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Promissory Note, dated November 23, 2022, issued by Fortune Rise Acquisition Corporation to OriginClear, Inc.
99.2	Promissory Note, dated January 6, 2023, issued by Fortune Rise Acquisition Corporation to Water On Demand, Inc.
99.3	Promissory Note, dated January 9, 2023, issued by Fortune Rise Acquisition Corporation to Water On Demand, Inc.
99.4	Promissory Note, dated February 15, 2023, issued by Fortune Rise Acquisition Corporation to Water On Demand, Inc.
99.5	Promissory Note, dated February 28, 2023, issued by Fortune Rise Acquisition Corporation to Water On Demand, Inc. in the principal amount of $12,500
99.6	Promissory Note, dated February 28, 2023, issued by Fortune Rise Acquisition Corporation to Water On Demand, Inc. in the principal amount of $8,500
99.7	Promissory Note, dated March 3, 2023, issued by Fortune Rise Acquisition Corporation to Water On Demand, Inc.
99.8	Promissory Note, dated March 8, 2023, issued by Fortune Rise Acquisition Corporation to Water On Demand, Inc.
99.9	Promissory Note, dated March 17, 2023, issued by Fortune Rise Acquisition Corporation to Water On Demand, Inc.
99.10	Promissory Note, dated March 31, 2023, issued by Fortune Rise Acquisition Corporation to Water On Demand, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortune Rise Acquisition Corporation

Date: April 21, 2023	By:	/s/ J. Richard Iler
	Name:	J. Richard Iler
	Title:	Principal Executive Officer

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